UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

Zalatoris II Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-40686	N/A
(Commission File Number)	(IRS Employer Identification No.)

31 Hudson Yards, 11th Floor

New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 646-450-2536

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	ZLSWU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	ZLS	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZLSWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 31, 2024, Zalatoris II Acquisition Corp, a Nasdaq-listed exempted company formed in the Cayman Islands (the “Company”) received a letter (the “First Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”), stating that pursuant to IM-5101-2 (the “Rule”), a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Because the Company’s IPO registration statement became effective July 29, 2021, and the Company did not complete its initial business combination by July 29, 2024, this serves as an additional basis for delisting the Company’s securities from Nasdaq and the Nasdaq Hearings Panel (the “Panel”) will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Capital Market. The Letter stated that the Company should present its views with respect to this additional deficiency to the Panel in writing no later than August 7, 2024.

On August 6, 2024, the Company received a second letter (the “Second Letter”) from Nasdaq stating that the Panel determined to delist the Company’s shares from Nasdaq and will suspend trading in those shares effective at the open of business on August 8, 2024 due to the Company not yet filing a Form 10-K for the period ended December 31, 2023 and a Form 10-Q for the period ended March 31, 2024 (collectively, the “Reports Due”) by July 31, 2024 in accordance with the extension the Panel previously granted in its decision dated June 13, 2024, as amended on July 2, 2024 (collectively, the “Decision”) and Listing Rule 5250(c)(1). On July 30, 2024, the Company’s counsel requested a further extension of time for the Company to file the Reports Due, which the Panel has determined not to grant because of the lack of information about the Company’s operations and financial state, the upcoming Form 10-Q for the period ended June 30, 2024, along with the Reports Due, and the previously disclosed deficiencies.

The Company fully intended to present its views as to the First Letter to the Panel in accordance with the First Letter and with Listing Rule 5810(d) by August 7, 2024, until the Company received the Second Letter.

The Company may request that the Nasdaq Listing and Hearing Review Counsel review the decision within 15 days of the date of the Second Letter and submit a fee of $15,000 pursuant to Nasdaq Listing Rule 5820(a). The Company does not currently plan to appeal the Panel’s determination. The Company expects a Form 25-NSE to be filed with the SEC to remove the Company’s shares from continued listing on Nasdaq.

The Company fully intends to coordinate with a market maker to apply to trade over the counter with Financial Industry Regulatory Authority (“FINRA”).

Item 3.03. Material Modification to Rights of Security Holders.

As described in more detail in Item 5.03, the shareholders of the Company approved the Extension Amendment Proposal (as defined below) at the Extraordinary General Meeting held on August 2, 2024 (the “Meeting”), authorizing the Company to cause the Extension Amendment (as defined below) to be filed pursuant to the Cayman Islands Companies Act to amend the Existing Charter (as defined below) following the notice provided by the Definitive Proxy filed on Schedule 14A on July 15, 2024 (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”).

The foregoing summary is qualified by the full text of the Extension Amendment, which is included as Exhibit 3.1.

Item 5.03. Articles of Incorporation or Bylaws.

At the Meeting, the shareholders of the Company approved by special resolution the proposal (the “Extension Amendment Proposal”) for the Company to amend the Amended and Restated Memorandum and Articles of Association, as amended (the “Existing Charter”) of the Company in the form set forth as Exhibit 3.1 hereto (the “Extension Amendment”) to extend the current termination date of the Existing Charter by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as an “initial business combination”, or (ii) cease its operations if it fails to complete such initial business combination and redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering with such registration statement effective July 29, 2021 and consummated on August 3, 2021 (the “IPO”), from August 3, 2024 (the “Termination Date”) to August 3, 2025 (the “Extended Date”), in a series of up to twelve (12) one-month extensions (each, an “Extension”), unless the closing of the Company’s initial business combination shall have occurred; provided that (i) J. Streicher Holdings, LLC, a Delaware limited liability company, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Company’s trust account (“Trust Account”), the lesser of (x) $75,000 or (y) $0.025 per share for each public share outstanding as of the last day of the immediately preceding Extension for each such Extension, or the next business day if such last day is not a business day for each such one-month Extension ((x) or (y), as applicable, the “Extension Payment”), and (ii) the procedures relating to any such Extension, as set forth in the Investment Management Trust Agreement, dated as of July 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), shall have been complied with.

The Company shall promptly cause the Extension Amendment to be filed pursuant to the Cayman Islands Companies Act.

The foregoing summary is qualified by the full text of the Extension Amendment, which is included as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On the record date of July 9, 2024, the Company had 12,004,957 ordinary shares consisting of 10,879,868 Class A ordinary shares (including 35,089 Class A ordinary shares included in the Company’s units) and 1,090,000 Class B ordinary shares entitled to vote, each of which entitled the holder to one vote per share, at the Meeting. The holders of 9,387,120 Class A ordinary shares were present at the virtual meeting or by proxy, representing 86.00% of the Class A ordinary shares entitled to vote at the Meeting, and 1,090,000 Class B ordinary shares were present at the virtual meeting or by proxy, representing 100% of the Class B ordinary shares entitled to vote at the Meeting. A total of 10,477,120 ordinary shares were present at the virtual meeting or by proxy, representing 87.27% of the total ordinary shares entitled to vote at the Meeting. At the Meeting, the Company’s shareholders voted on the Extension Amendment Proposal, the only proposal presented, as described in the Proxy Statement, and cast their votes as described below.

Proposal 1: Extension Amendment Proposal

The shareholders of the Company approved the Extension Amendment Proposal. The following is a tabulation of the voting results of the holders of the Company’s ordinary shares:

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	%	Number	%	Number	%	Number	%
9,181,625	87.64%	774,995	7.40%	520,500	4.97%	0	0%

Proposal 2: Adjournment Proposal

The second proposal to adjourn the Meeting (the “Adjournment Proposal”), was not presented at the Meeting because the Extension Amendment Proposal received sufficient favorable votes to be adopted.

Item 8.01. Other Events.

Redemption of Shares

In connection with voting on the Extension Amendment Proposal at the Meeting, holders of 5,932,780 Class A ordinary shares (the “Redeeming Shareholders”) exercised the right to redeem such shares for cash at an approximate price of $11.15 per share, for an aggregate of approximately $66,150,497.00 (the “Redemptions”). The Company currently plans to cause the past extension payments due for each extension from May-June, June-July and July-August of 2024 (“Extensions Due”), previously disclosed in the Proxy Statement, to be paid prior to instructing the Trustee to distribute the Redemptions from the Company’s Trust Account. The Company will provide an updated Current Report on Form 8-K for the final price per share and aggregate total of the Redemptions based on the Company’s Trust Account including the Extensions Due as of the record date. Following the payment of the Extensions Due and the payment to the Redeeming Shareholders of the consideration for the Redemptions, the Company will provide the updated Trust Account balance.

No Offer or Solicitation

This Current Report on Form 8-K (this “Filing”) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Company’s initial business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in Solicitation

The Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s initial business combination. The Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Current Report on Form 8-K filed with the SEC on April 17, 2024, and the Definitive Proxy on Schedule 14A filed with the SEC on December 8, 2023 (and approved on December 29, 2023, at the virtual annual meeting). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Company’s initial business combination may be set forth in the Proxy Statement. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Filing is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Company’s initial business combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will the Company or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Extension Amendment Proposal, the Adjournment Proposal, the Company or its initial business combination. Readers of this Filing should each make their own evaluation of the same, of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, and the Company’s expectations, plans or forecasts of future events and views as of the date of this Filing. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (many of which factors are outside of the control of the Company). The foregoing must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The Company anticipates that subsequent events and developments may cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. The Company gives no assurance that the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Filing.

Item 9.01.   Exhibits.

Exhibit Number	Description of Exhibit
3.1	Fourth Amendment to the Amended and Restated Memorandum and Articles of Association of Zalatoris II Acquisition Corp
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS II ACQUISIITON CORP

Date: August 6, 2024	By:	/s/ Henry Bruce
	Name:	Henry Bruce
	Title:	Chief Financial Officer

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